Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending March 31, 2013

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Molly A. Grimm
(513) 870-2768	(513) 603-5323	(513) 870-2697

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of April 24, 2013, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation

Supplemental Financial Data

First Quarter 2013

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

3

Cincinnati Financial Corporation

Quick Reference - First Quarter 2013

(all data shown is for the three months ended or as of March 31, 2013)

	3/31/2013	Year over year change %		3/31/2013	Year over year change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$728	16	Commercial lines loss and loss expenses	$365	5
Personal lines net written premiums	215	11	Personal lines loss and loss expenses	141	(19)
Excess & surplus lines net written premiums	27	13	Excess & surplus lines loss and loss expenses	18	6
Property casualty net written premiums	970	15	Life and health contract holders' benefits incurred	44	2
Life and accident and health net written premiums	49	1	Underwriting, acquisition and insurance expenses	300	9
Annuity net written premiums	11	(35)	Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	60	(8)	Other operating expenses	5	25
Commercial lines net earned premiums	631	11	Total benefits & expenses	886	1
Personal lines net earned premiums	231	11	Income before income taxes	217	94
Excess & surplus lines net earned premiums	27	29	Total income tax	63	142
Property casualty net earned premiums	889	11
Fee revenue	-	(100)	Balance Sheet:
Life and accident and health net earned premiums	42	2
Investment income	128	(2)	Fixed maturity investments	$9,169
Realized gains on investments	41	215	Equity securities	3,801
Other revenue	3	0	Other invested assets	67
Total revenues	1,103	12	Total invested assets	$13,037

			Equity in net assets of subsidiaries	$5,312

			Loss and loss expense reserves	$4,240
			Life policy and investment contract reserves	2,310
Income:			Long-term debt and capital lease obligations	831
			Shareholders' equity	5,785
Operating income	$128	66
Net realized investment gains and losses	26	189	Key ratios:
Net income	154	79
			Commercial lines GAAP combined ratio	90.8%
			Personal lines GAAP combined ratio	91.6
			Excess & surplus lines GAAP combined ratio	98.0
			Property casualty GAAP combined ratio	91.2
Per share (diluted):
			Commercial lines STAT combined ratio	86.8%
Operating income	$0.78	63	Personal lines STAT combined ratio	94.1
Net realized investment gains and losses	0.16	220	Excess & surplus lines STAT combined ratio	98.5
Net income	0.94	77	Property casualty STAT combined ratio	88.9
Book value	35.41	10
Weighted average shares outstanding, in thousands	164,924	1	Value creation ratio	7.0%

4

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Three Months Ended March 31, 2013

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$937	$-	$-	$-	$937
Life	-	-	55	-	-	55
Accident health	-	-	1	-	-	1
Premiums ceded	-	(48)	(14)	-	-	(62)
Total earned premium	-	889	42	-	-	931
Investment income	9	84	35	-	-	128
Realized gain on investments	11	30	-	-	-	41
Fee revenue	-	-	1	-	-	1
Other revenue	3	-	-	2	(3)	2
Total revenues	$23	$1,003	$78	$2	$(3)	$1,103

Benefits & expenses:
Losses & policy benefits	$-	$537	$64	$-	$-	$601
Reinsurance recoveries	-	(13)	(20)	-	-	(33)
Underwriting, acquisition and insurance expenses	-	287	13	-	-	300
Interest expenses	13	-	-	-	-	13
Other operating expenses	9	-	-	1	(5)	5
Total expenses	$22	$811	$57	$1	$(5)	$886

Income before income taxes	$1	$192	$21	$1	$2	$217

Provision (benefit) for income taxes:
Current operating income	$(4)	$43	$-	$-	$-	$39
Capital gains/losses	4	11	-	-	-	15
Deferred	(1)	3	7	-	-	9
Total provision (benefit) for income taxes	$(1)	$57	$7	$-	$-	$63

Operating income	$-	$116	$14	$1	$2	$128

Net income - current year	$2	$135	$14	$1	$2	$154

Net income (loss) - prior year	$(3)	$81	$7	$-	$1	$86

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

5

Cincinnati Financial Corporation Insurance Subsidiaries

Selected Balance Sheet Data

(In millions)
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Cincinnati Insurance Consolidated
Fixed maturities (fair value)				$6,083	$6,030	$6,082	$6,067	$6,004
Equities (fair value)				2,645	2,393	2,355	2,246	2,264
Fixed maturities - pretax net unrealized gain				532	551	566	502	482
Equities - pretax net unrealized gain				1,019	756	769	669	731
Loss and loss expense reserves - STAT				3,826	3,815	3,938	4,006	3,938
Equity GAAP				5,288	5,056	4,965	4,794	4,864
Surplus - STAT				4,131	3,914	3,815	3,722	3,835

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$2,979	$2,953	$2,911	$2,821	$2,736
Equities (fair value)				18	17	17	17	17
Fixed maturities - pretax net unrealized gain				285	291	289	242	223
Equities - pretax net unrealized gain				8	8	7	7	7
Equity - GAAP				869	857	850	811	792
Surplus - STAT				268	276	277	281	281

6

Consolidated Cincinnati Insurance Companies

Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2013	2012	Change	% Change
Underwriting income
Net premiums written	$970	$843	$127	15
Unearned premiums increase	81	45	36	80
Earned premiums	$889	$798	$91	11

Losses incurred	$435	$446	$(11)	(2)
Allocated loss expenses incurred	34	45	(11)	(24)
Unallocated loss expenses incurred	55	48	7	15
Other underwriting expenses incurred	287	261	26	10
Workers compensation dividend incurred	4	3	1	33

Total underwriting deductions	$815	$803	$12	1
Net underwriting profit (loss)	$74	$(5)	$79	nm

Investment income
Gross investment income earned	$87	$89	$(2)	(2)
Net investment income earned	86	88	(2)	(2)
Net realized capital gains (losses)	19	6	13	217
Net investment gains (excl. subs)	$105	$94	$11	12
Dividend from subsidiary	-	-	-	-
Net investment gains (net of tax)	$105	$94	$11	12

Other income	$-	$1	$(1)	-

Net income before federal income taxes	$179	$90	$89	99
Federal and foreign income taxes incurred	$42	$24	$18	75
Net income (statutory)	$137	$66	$71	108

* Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

* nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

* Excludes CSU Producers Resources Inc.

7

Consolidated Cincinnati Insurance Companies

Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000				$34	$32	$21	$4	$10		$15		$36		$68
New losses $1,000,000-$4,000,000				35	44	39	47	31		78		117		161
New losses $250,000-$1,000,000				56	53	50	58	43		102		152		205
Case reserve development above $250,000				48	68	60	55	67		122		182		250
Large losses subtotal				$173	$197	$170	$164	$151		$317		$487		$684
IBNR incurred				28	(22)	(25)	7	19		26		2		(20)
Catastrophe losses incurred				10	26	62	146	89		233		295		321
Remaining incurred				224	152	242	234	187		421		662		814
Total losses incurred				$435	$353	$449	$551	$446		$997		$1,446		$1,799
Commercial Lines
New losses greater than $4,000,000				$34	$32	$21	$4	$10		$15		$36		$68
New losses $1,000,000-$4,000,000				30	36	30	33	24		56		86		122
New losses $250,000-$1,000,000				41	37	33	36	31		68		101		138
Case reserve development above $250,000				42	63	56	51	64		115		171		234
Large losses subtotal				$147	$168	$140	$124	$129		$254		$394		$562
IBNR incurred				23	1	(21)	6	-		6		(14)		(13)
Catastrophe losses incurred				2	17	43	89	39		127		170		187
Remaining incurred				127	65	138	132	105		237		374		439
Total losses incurred				$299	$251	$300	$351	$273		$624		$924		$1,175
Personal Lines
New losses greater than $4,000,000				$-	$-	$-	$-	$-		$-		$-		$-
New losses $1,000,000-$4,000,000				4	8	9	13	5		18		27		35
New losses $250,000-$1,000,000				12	13	14	18	8		26		40		53
Case reserve development above $250,000				6	4	1	3	2		5		6		10
Large losses subtotal				$22	$25	$24	$34	$15		$49		$73		$98
IBNR incurred				-	(24)	(10)	(4)	14		11		-		(24)
Catastrophe losses incurred				8	9	18	56	49		105		123		132
Remaining incurred				94	87	101	100	81		181		283		370
Total losses incurred				$124	$97	$133	$186	$159		$346		$479		$576
Excess & Surplus Lines
New losses greater than $4,000,000				$-	$-	$-	$-	$-		$-		$-		$-
New losses $1,000,000-$4,000,000				1	-	1	1	2		3		4		4
New losses $250,000-$1,000,000				3	3	3	4	4		8		11		14
Case reserve development above $250,000				-	1	2	1	1		3		5		6
Large losses subtotal				$4	$4	$6	$6	$7		$14		$20		$24
IBNR incurred				5	1	6	5	5		9		16		17
Catastrophe losses incurred				-	-	-	1	1		2		2		2
Remaining incurred				3	-	3	2	1		3		5		5
Total losses incurred				$12	$5	$15	$14	$14		$28		$43		$48

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

8

Consolidated Cincinnati Insurance Companies

Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000				3.8%	3.7%	2.5%	0.5%	1.3%		0.9%		1.4%		2.0%
New losses $1,000,000-$4,000,000				3.9	5.0	4.6	5.7	3.9		4.8		4.7		4.8
New losses $250,000-$1,000,000				6.3	6.1	5.9	7.1	5.5		6.2		6.2		6.1
Case reserve development above $250,000				5.4	7.8	7.0	6.7	8.3		7.5		7.4		7.5
Large losses subtotal				19.4%	22.6%	20.0%	20.0%	19.0%		19.4%		19.7%		20.4%
IBNR incurred				3.2	(2.4)	(2.9)	0.9	2.3		1.6		0.1		(0.6)
Total catastrophe losses incurred				1.1	2.9	7.3	17.6	11.1		14.5		11.9		9.6
Remaining incurred				25.2	17.5	28.4	28.2	23.5		25.9		26.7		24.4
Total loss ratio				48.9%	40.6%	52.8%	66.7%	55.9%		61.4%		58.4%		53.8%
Commercial Lines
New losses greater than $4,000,000				5.4%	5.3%	3.4%	0.7%	1.9%		1.3%		2.0%		2.9%
New losses $1,000,000-$4,000,000				4.7	5.7	4.9	5.5	4.2		4.9		4.9		5.1
New losses $250,000-$1,000,000				6.5	5.9	5.5	6.2	5.5		5.9		5.8		5.8
Case reserve development above $250,000				6.7	10.1	9.3	8.7	11.2		9.9		9.7		9.8
Large losses subtotal				23.3%	27.0%	23.1%	21.1%	22.8%		22.0%		22.4%		23.6%
IBNR incurred				3.7	0.3	(3.4)	1.1	0.0		0.5		(0.8)		(0.5)
Total catastrophe losses incurred				0.3	2.7	7.1	15.1	6.8		11.0		9.6		7.8
Remaining incurred				20.0	10.5	22.7	22.3	18.4		20.5		21.2		18.4
Total loss ratio				47.3%	40.5%	49.5%	59.6%	48.0%		54.0%		52.4%		49.3%
Personal Lines
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				1.6	3.8	3.7	6.4	2.3		4.4		4.1		4.1
New losses $250,000-$1,000,000				5.4	5.9	6.1	8.4	4.0		6.2		6.2		6.1
Case reserve development above $250,000				2.4	2.1	0.5	1.2	0.9		1.1		0.9		1.2
Large losses subtotal				9.4%	11.8%	10.3%	16.0%	7.2%		11.7%		11.2%		11.4%
IBNR incurred				0.2	(10.8)	(4.6)	(1.6)	6.6		2.5		0.1		(2.8)
Total catastrophe losses incurred				3.3	3.5	8.8	26.2	23.3		24.8		19.3		15.2
Remaining incurred				40.7	38.8	46.2	46.6	39.1		42.8		44.0		42.6
Total loss ratio				53.6%	43.3%	60.7%	87.2%	76.2%		81.8%		74.6%		66.4%
Excess & Surplus Lines
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				4.2	0.0	4.3	4.4	11.1		7.7		6.5		4.7
New losses $250,000-$1,000,000				11.1	11.1	15.0	16.5	17.7		17.1		16.3		14.9
Case reserve development above $250,000				1.0	2.7	8.8	6.4	5.6		6.0		7.0		5.9
Large losses subtotal				16.3%	13.8%	28.1%	27.3%	34.4%		30.8%		29.8%		25.5%
IBNR incurred				17.0	6.0	25.9	21.0	22.2		21.6		23.2		18.5
Total catastrophe losses incurred				0.4	1.2	0.5	3.4	3.7		3.5		2.4		2.1
Remaining incurred				13.5	(1.5)	10.0	8.1	5.4		6.8		7.9		5.4
Total loss ratio				47.2%	19.5%	64.5%	59.8%	65.7%		62.7%		63.3%		51.5%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

9

Consolidated Cincinnati Insurance Companies

Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Consolidated
New losses greater than $4,000,000				5	6	4	1	2		3		7		13
New losses $1,000,000-$4,000,000				21	28	27	29	19		48		75		103
New losses $250,000-$1,000,000				116	118	116	130	101		231		347		465
Case reserve development above $250,000				69	99	86	78	86		164		250		349
Large losses total				211	251	233	238	208		446		679		930
Commercial Lines
New losses greater than $4,000,000				5	6	4	1	2		3		7		13
New losses $1,000,000-$4,000,000				17	22	21	18	15		33		54		76
New losses $250,000-$1,000,000				86	82	78	77	70		147		225		307
Case reserve development above $250,000				56	86	79	64	81		145		224		310
Large losses total				164	196	182	160	168		328		510		706
Personal Lines
New losses greater than $4,000,000				-	-	-	-	-		-		-		-
New losses $1,000,000-$4,000,000				3	6	5	10	2		12		17		23
New losses $250,000-$1,000,000				24	29	31	44	21		65		96		125
Case reserve development above $250,000				12	11	3	8	4		12		15		26
Large losses total				39	46	39	62	27		89		128		174
Excess & Surplus Lines
New losses greater than $4,000,000				-	-	-	-	-		-		-		-
New losses $1,000,000-$4,000,000				1	-	1	1	2		3		4		4
New losses $250,000-$1,000,000				6	7	7	9	10		19		26		33
Case reserve development above $250,000				1	2	4	6	1		7		11		13
Large losses total				8	9	12	16	13		29		41		50

The sum of quarterly amounts may not equal the full year as each is computed independently.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

10

Consolidated Cincinnati Insurance Companies

Agency Direct Written Premiums by Agency State by Line of Business for the Three Months Ended March 31, 2013

(Dollars in millions)	Commercial Lines							Personal Lines			E & S	Consolidated		Comm'l	Personal	E & S	Consol
Risk	Comm	Comm	Comm	Workers'	Spec	Surety &	Mach. &	Personal	Home	Other	All	2013	2012	Change	Change	Change	Change
State	Casualty	Property	Auto	Comp	Packages	Exec Risk	Equipment	Auto	Owner	Personal	Lines	Total	Total	%	%	%	%

OH	$40.3	$29.2	$19.4	$-	$3.8	$5.5	$1.7	$27.1	$22.5	$7.9	$3.0	$160.3	$146.8	10.4	5.9	13.5	8.8
IL	15.9	12.4	8.0	15.7	3.5	1.8	0.8	7.2	6.0	2.1	2.0	75.3	69.0	9.1	8.8	15.8	9.2
IN	15.3	12.0	8.6	10.0	2.2	1.4	1.0	7.4	7.4	2.0	2.7	69.9	63.8	11.6	8.3	7.8	10.7
PA	14.2	10.5	11.0	16.5	2.3	1.6	0.6	2.7	2.0	0.9	1.0	63.4	56.7	10.8	24.3	7.9	11.8
GA	8.4	7.3	6.3	3.9	2.0	1.3	0.4	8.6	8.7	2.5	2.1	51.7	45.7	15.6	7.6	37.7	13.1
MI	10.2	7.4	5.2	6.3	2.6	1.5	0.6	7.4	5.4	1.0	1.5	49.0	39.9	19.1	33.1	25.6	22.9
NC	9.1	8.4	5.3	6.0	4.2	1.5	0.6	5.9	4.4	1.6	1.0	48.0	43.5	6.1	21.8	46.1	10.2
WI	8.8	6.1	4.2	11.8	1.0	0.9	0.6	1.8	1.9	0.8	0.6	38.4	33.3	17.5	1.9	0.5	15.2
TN	8.3	7.3	5.0	3.9	3.2	1.0	0.5	3.6	3.8	1.2	0.5	38.3	31.3	23.5	20.0	7.6	22.5
VA	8.5	7.3	5.5	6.3	1.3	1.7	0.4	2.3	2.0	0.7	1.0	37.1	32.1	18.9	4.0	(6.0)	15.8
KY	6.6	6.7	5.1	1.0	1.8	0.9	0.3	5.8	5.2	1.3	1.0	36.0	32.7	9.4	8.9	37.0	9.9
AL	5.4	6.7	2.5	0.3	2.5	0.8	0.4	4.3	6.8	1.5	0.9	32.0	29.0	13.2	6.3	17.2	10.5
MO	7.4	6.5	3.7	4.4	2.1	0.5	0.4	1.2	1.7	0.4	1.2	29.5	22.5	36.7	14.1	(6.1)	31.3
MN	8.2	5.5	3.0	3.2	0.9	0.6	0.4	3.1	3.0	0.7	0.8	29.4	23.1	26.0	36.5	7.1	27.6
TX	8.9	5.8	6.3	0.6	0.3	0.3	0.5	-	-	-	2.1	25.0	17.1	47.4	nm	32.4	46.2
IA	6.0	4.5	2.6	5.5	1.0	0.7	0.3	1.0	1.1	0.4	0.4	23.6	20.3	19.0	4.3	(23.7)	16.1
FL	5.0	4.5	1.6	0.4	0.2	0.5	0.1	1.9	2.9	0.5	0.7	18.3	20.7	(15.1)	(2.9)	(5.8)	(11.5)
MD	4.6	2.5	3.5	3.3	0.4	0.6	0.2	1.0	0.9	0.3	0.4	17.6	14.2	20.9	53.2	8.8	23.8
NY	7.9	3.2	2.9	0.7	0.4	0.8	0.2	0.3	0.1	-	0.4	16.8	14.5	13.4	nm	26.0	15.8
KS	3.3	3.2	1.8	2.9	0.9	0.4	0.2	1.1	1.4	0.3	0.3	15.8	14.1	15.6	8.8	(35.5)	12.6
AR	2.3	3.5	2.0	0.8	1.6	0.2	0.2	1.6	1.7	0.5	0.4	14.8	14.1	(1.5)	38.3	(26.4)	5.1
AZ	3.7	2.3	2.5	1.2	0.3	0.4	0.2	0.9	0.6	0.2	0.4	12.6	9.7	32.0	30.9	(10.4)	29.9
SC	2.9	2.2	2.0	1.1	0.7	0.4	0.1	1.3	0.9	0.3	0.3	12.3	9.6	20.3	72.1	39.6	28.6
UT	3.6	1.9	2.4	-	0.3	0.5	0.1	1.8	0.8	0.2	0.4	11.9	10.2	17.0	16.8	18.9	17.0
NE	2.3	2.5	1.1	1.9	0.5	0.4	0.2	0.2	0.2	0.1	0.4	9.7	7.8	28.6	2.8	(22.8)	24.0
MT	4.0	1.8	1.9	-	0.3	0.1	0.1	0.6	0.5	0.1	0.1	9.5	8.0	16.9	31.7	41.3	18.8
ID	2.8	1.7	1.8	0.1	0.3	0.3	0.1	0.5	0.3	0.1	0.1	8.2	8.0	0.4	17.7	31.6	2.6
WV	2.4	1.7	1.7	0.5	0.7	0.2	0.1	-	0.1	-	0.5	8.0	6.7	21.0	(13.9)	15.3	19.8
VT	1.3	1.2	0.8	2.4	0.3	0.3	0.1	0.3	0.3	0.1	0.2	7.2	6.1	18.1	23.4	(18.6)	17.1
ND	2.9	1.6	1.4	-	0.3	0.3	0.1	0.2	0.2	-	-	7.0	5.3	33.7	4.2	(35.6)	31.0
CO	2.3	1.7	1.6	0.2	-	0.2	0.1	-	-	-	0.5	6.7	4.3	58.6	0.5	47.4	57.2
NH	0.8	0.8	0.4	0.9	0.1	0.1	0.1	0.4	0.3	0.1	0.2	4.3	3.6	16.6	25.0	9.1	17.7
WA	1.4	0.8	1.1	-	-	0.3	0.1	-	-	-	0.2	3.8	2.9	31.1	nm	44.8	31.9
SD	0.9	0.7	0.5	0.9	0.2	-	0.1	-	-	-	0.1	3.5	3.6	(4.7)	nm	38.9	(3.3)
NM	1.2	0.7	0.8	0.2	-	0.3	-	-	-	-	0.1	3.3	2.6	25.0	nm	(2.9)	23.9
OR	0.9	0.6	0.5	-	-	0.2	0.1	0.1	-	-	0.5	3.0	1.7	69.9	nm	45.3	75.4
DE	0.6	0.4	0.4	0.4	0.1	0.1	-	-	-	-	-	2.1	2.2	(8.7)	52.2	227.7	(7.8)
CT	0.4	0.3	0.2	0.2	-	-	-	-	-	-	0.1	1.3	0.6	134.5	(4.8)	78.6	125.5
WY	0.5	0.4	0.2	-	-	-	-	-	-	-	-	1.1	0.7	65.6	3.1	(0.5)	60.6
All Other	1.2	0.6	0.8	1.6	-	0.6	-	-	-	-	0.2	5.1	4.4	15.2	(20.1)	25.8	15.5
Total	$240.6	$184.6	$135.7	$115.1	$42.5	$28.9	$12.0	$101.4	$93.5	$28.0	$28.5	$1,010.9	$882.3	15.3	12.4	12.4	14.6
Other Direct	-	0.3	1.0	1.0	-	-	-	1.8	0.1	-	-	4.2	1.2	101.1	nm	nm	256.7
Total Direct	$240.6	$184.9	$136.7	$116.1	$42.5	$28.9	$12.0	$103.2	$93.6	$28.0	$28.5	$1,015.1	$883.5	15.5	13.3	12.4	14.9

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

* nm - Not meaningful

11

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Commercial casualty:
Written premiums				$237	$189	$200	$202	$202		$404		$604		$793
Earned premiums				204	198	197	191	181		372		569		767
Current accident year before catastrophe losses				60.8%	67.5%	52.1%	67.2%	70.2%		68.7%		63.0%		64.1%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				(11.5)	(24.0)	(12.9)	(29.2)	(26.7)		(28.0)		(22.8)		(23.1)
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				49.3%	43.5%	39.2%	38.0%	43.5%		40.7%		40.2%		41.0%
Commercial property:
Written premiums				$166	$136	$150	$146	$141		$287		$437		$573
Earned premiums				147	142	138	134	131		265		403		545
Current accident year before catastrophe losses				48.9%	28.0%	45.3%	55.3%	57.2%		56.2%		52.5%		46.1%
Current accident year catastrophe losses				2.8	10.4	29.6	56.7	31.4		44.3		39.2		31.7
Prior accident years before catastrophe losses				2.0	(2.3)	(2.1)	(3.4)	(4.4)		(4.0)		(3.3)		(3.1)
Prior accident years catastrophe losses				(1.9)	(2.1)	(0.7)	1.3	(5.8)		(2.2)		(1.7)		(1.8)
Total loss and loss expense ratio				51.8%	34.0%	72.1%	109.9%	78.4%		94.3%		86.7%		72.9%
Commercial auto:
Written premiums				$135	$106	$109	$115	$114		$229		$338		$444
Earned premiums				114	111	108	106	101		207		315		426
Current accident year before catastrophe losses				59.6%	66.2%	71.1%	71.8%	73.9%		72.8%		72.2%		70.7%
Current accident year catastrophe losses				0.4	(0.2)	0.8	3.2	1.4		2.4		1.8		1.3
Prior accident years before catastrophe losses				2.1	7.3	4.9	(1.8)	(11.9)		(6.8)		(2.7)		(0.1)
Prior accident years catastrophe losses				(0.2)	-	(0.2)	(0.3)	(0.5)		(0.4)		(0.3)		(0.2)
Total loss and loss expense ratio				61.9%	73.3%	76.6%	72.9%	62.9%		68.0%		71.0%		71.7%
Workers' compensation:
Written premiums				$113	$84	$78	$86	$93		$179		$257		$341
Earned premiums				88	89	89	85	81		166		255		344
Current accident year before catastrophe losses				71.8%	87.6%	80.8%	80.8%	82.7%		81.7%		81.5%		83.0%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				(8.0)	(26.2)	(25.7)	(14.3)	(19.0)		(16.6)		(19.8)		(21.5)
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				63.8%	61.4%	55.1%	66.5%	63.7%		65.1%		61.7%		61.5%
Specialty package:
Written premiums				$40	$36	$39	$38	$40		$78		$117		$153
Earned premiums				39	39	37	37	38		75		112		151
Current accident year before catastrophe losses				73.5%	57.5%	56.7%	72.8%	66.4%		69.6%		65.3%		63.4%
Current accident year catastrophe losses				6.4	10.1	29.3	23.9	24.8		24.4		26.0		22.0
Prior accident years before catastrophe losses				(2.5)	(8.7)	9.1	(3.0)	(14.0)		(8.5)		(2.7)		(4.2)
Prior accident years catastrophe losses				(3.4)	9.3	(14.8)	(0.2)	(12.6)		(6.5)		(9.2)		(4.5)
Total loss and loss expense ratio				74.0%	68.2%	80.3%	93.5%	64.6%		79.0%		79.4%		76.7%
Surety and executive risk:
Written premiums				$26	$27	$31	$29	$27		$56		$87		$114
Earned premiums				29	29	28	27	27		54		82		111
Current accident year before catastrophe losses				44.5%	57.7%	60.4%	72.1%	49.2%		60.9%		60.7%		59.9%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				60.8	(23.9)	(17.2)	10.3	34.8		22.3		8.9		0.4
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				105.3%	33.8%	43.2%	82.4%	84.0%		83.2%		69.6%		60.3%
Machinery and equipment:
Written premiums				$11	$10	$12	$10	$9		$19		$31		$41
Earned premiums				10	10	10	10	9		19		29		39
Current accident year before catastrophe losses				15.0%	11.5%	19.9%	23.8%	36.0%		29.8%		26.4%		22.5%
Current accident year catastrophe losses				-	-	-	-	-		-		-		-
Prior accident years before catastrophe losses				8.0	(4.1)	(3.9)	(2.5)	3.2		0.4		(1.1)		(1.9)
Prior accident years catastrophe losses				-	-	-	-	-		-		-		-
Total loss and loss expense ratio				23.0%	7.4%	16.0%	21.3%	39.2%		30.2%		25.3%		20.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

12

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12

Personal auto:
Written premiums				$100	$102	$117	$115	$91		$206		$323		$425
Earned premiums				107	105	101	100	98		198		299		404
Current accident year before catastrophe losses				66.9%	71.6%	68.2%	78.0%	73.5%		75.8%		73.2%		72.8%
Current accident year catastrophe losses				1.4	(0.3)	(3.1)	9.7	5.1		7.4		3.9		2.8
Prior accident years before catastrophe losses				7.9	1.4	(5.2)	(4.7)	(8.1)		(6.4)		(6.0)		(4.1)
Prior accident years catastrophe losses				(0.3)	(0.1)	(0.3)	(0.7)	(0.8)		(0.8)		(0.6)		(0.5)
Total loss and loss expense ratio				75.9%	72.6%	59.6%	82.3%	69.7%		76.0%		70.5%		71.0%

Homeowner:
Written premiums				$89	$93	$105	$103	$77		$180		$285		$378
Earned premiums				96	92	90	87	84		171		261		353
Current accident year before catastrophe losses				40.6%	52.1%	80.7%	74.0%	63.0%		68.6%		72.8%		67.4%
Current accident year catastrophe losses				9.4	10.4	28.1	59.2	60.4		59.8		48.9		38.8
Prior accident years before catastrophe losses				(0.7)	(17.3)	(11.9)	(6.0)	(2.9)		(4.5)		(7.1)		(9.7)
Prior accident years catastrophe losses				(2.4)	(0.4)	(4.9)	(5.7)	(9.8)		(7.7)		(6.8)		(5.1)
Total loss and loss expense ratio				46.9%	44.8%	92.0%	121.5%	110.7%		116.2%		107.8%		91.4%

Other personal:
Written premiums				$26	$27	$31	$32	$25		$57		$88		$115
Earned premiums				28	29	28	27	27		54		82		111
Current accident year before catastrophe losses				56.7	38.6%	46.2%	68.6%	63.1%		65.9%		59.2%		53.8%
Current accident year catastrophe losses				1.5	4.5	18.4	6.0	11.7		8.8		12.1		10.1
Prior accident years before catastrophe losses				(1.5)	(46.1)	(30.4)	6.2	(22.1)		(7.8)		(15.5)		(23.5)
Prior accident years catastrophe losses				(1.2)	(0.2)	(1.2)	(1.2)	(3.1)		(2.1)		(1.8)		(1.4)
Total loss and loss expense ratio				55.5%	(3.2)%	33.0%	79.6%	49.6%		64.8%		54.0%		39.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12

Excess & Surplus:
Written premiums				$27	$27	$27	$27	$24		$51		$78		$105
Earned premiums				27	25	25	22	21		43		68		93
Current accident year before catastrophe losses				73.6%	52.3%	87.5%	74.6%	78.3%		76.4%		80.4%		72.8%
Current accident year catastrophe losses				0.1	1.4	1.4	3.2	2.4		2.8		2.3		2.1
Prior accident years before catastrophe losses				(8.8)	(15.3)	(6.0)	0.7	(0.4)		0.2		(2.0)		(5.6)
Prior accident years catastrophe losses				0.3	(0.2)	(0.7)	0.3	1.3		0.7		0.2		0.1
Total loss and loss expense ratio				65.2%	38.2%	82.2%	78.8%	81.6%		80.1%		80.9%		69.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

13

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2013
Commercial casualty	$70	$30	$100	$(9)	$17	$(1)	$7	$61	$17	$29	$107
Commercial property	81	8	89	(8)	(3)	-	(11)	73	(3)	8	78
Commercial auto	66	10	76	(8)	2	1	(5)	58	2	11	71
Workers' compensation	53	12	65	(12)	3	-	(9)	41	3	12	56
Specialty packages	30	5	35	(4)	-	(1)	(5)	26	-	4	30
Surety and executive risk	10	4	14	19	1	-	20	29	1	4	34
Machinery and equipment	3	-	3	(1)	-	-	(1)	2	-	-	2
Total commercial lines	313	69	382	(23)	20	(1)	(4)	290	20	68	378

Personal auto	65	12	77	2	-	2	4	67	-	14	81
Homeowners	48	6	54	(6)	-	(3)	(9)	42	-	3	45
Other personal	10	1	11	5	-	-	5	15	-	1	16
Total personal lines	123	19	142	1	-	(1)	-	124	-	18	142

Commercial casualty & property	6	2	8	2	5	2	9	8	5	4	17
Total excess & surplus lines	6	2	8	2	5	2	9	8	5	4	17
Total property casualty	$442	$90	$532	$(20)	$25	$-	$5	$422	$25	$90	$537

Ceded loss and loss expense incurred for the three months ended March 31, 2013
Commercial casualty	$5	$1	$6	$(1)	$1	$-	$-	$4	$1	$1	$6
Commercial property	2	-	2	1	(1)	-	-	3	(1)	-	2
Commercial auto	-	-	-	1	-	-	1	1	-	-	1
Workers' compensation	3	-	3	(4)	-	-	(4)	(1)	-	-	(1)
Specialty packages	5	-	5	(4)	-	-	(4)	1	-	-	1
Surety and executive risk	1	-	1	3	-	-	3	4	-	-	4
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	16	1	17	(4)	-	-	(4)	12	-	1	13

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	1	-	1	-	(1)	-	(1)	1	(1)	-	-
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	1	-	1	-	(1)	-	(1)	1	(1)	-	-

Commercial casualty & property	1	-	1	(1)		-	(1)	-	-	-	-
Total excess & surplus lines	1	-	1	(1)	-	-	(1)	-	-	-	-
Total property casualty	$18	$1	$19	$(5)	$(1)	$-	$(6)	$13	$(1)	$1	$13

Net loss and loss expense incurred for the three months ended March 31, 2013
Commercial casualty	$65	$29	$94	$(8)	$16	$(1)	$7	$57	$16	$28	$101
Commercial property	79	8	87	(9)	(2)	-	(11)	70	(2)	8	76
Commercial auto	66	10	76	(9)	2	1	(6)	57	2	11	70
Workers' compensation	50	12	62	(8)	3	-	(5)	42	3	12	57
Specialty packages	25	5	30	-	-	(1)	(1)	25	-	4	29
Surety and executive risk	9	4	13	16	1	-	17	25	1	4	30
Machinery and equipment	3	-	3	(1)	-	-	(1)	2	-	-	2
Total commercial lines	297	68	365	(19)	20	(1)	-	278	20	67	365

Personal auto	65	12	77	2	-	2	4	67	-	14	81
Homeowners	47	6	53	(6)	1	(3)	(8)	41	1	3	45
Other personal	10	1	11	5	-	-	5	15	-	1	16
Total personal lines	122	19	141	1	1	(1)	1	123	1	18	142

Commercial casualty & property	5	2	7	3	5	2	10	8	5	4	17
Total excess & surplus lines	5	2	7	3	5	2	10	8	5	4	17
Total property casualty	$424	$89	$513	$(15)	$26	$-	$11	$409	$26	$89	$524

14

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums				$845	$771	$807	$798	$762		$1,560		$2,367		$3,138
Agency new business written premiums				135	132	130	131	108		239		369		501
Other written premiums				(10)	(66)	(38)	(26)	(27)		(53)		(91)		(157)
Reported written premiums – statutory*				$970	$837	$899	$903	$843		$1,746		$2,645		$3,482
Unearned premium change				(81)	32	(48)	(77)	(45)		(122)		(170)		(138)
Earned premiums				$889	$869	$851	$826	$798		$1,624		$2,475		$3,344
Year over year change %
Agency renewal written premiums				11%	8%	11%	11%	8%		9%		10%		9%
Agency new business written premiums				25	28	13	12	6		9		10		15
Other written premiums				63	(20)	30	61	13		45		40		24
Reported written premiums – statutory*				15	10	14	18	8		13		13		12
Paid losses and loss expenses
Losses paid				$424	$459	$507	$475	$415		$890		$1,399		$1,858
Loss expenses paid				89	96	88	97	90		189		275		371
Loss and loss expenses paid				$513	$555	$595	$572	$505		$1,079		$1,674		$2,229
Statutory combined ratio
Loss ratio				48.9%	40.6%	52.8%	66.7%	55.9%		61.4%		58.4%		53.8%
Allocated loss expense ratio				3.9	3.4	3.7	4.5	5.5		5.0		4.6		4.3
Unallocated loss expense ratio				6.2	5.9	5.2	6.3	6.1		6.3		5.9		5.8
Net underwriting expense ratio				29.9	33.0	31.8	30.2	31.3		30.7		31.1		31.5
Statutory combined ratio				88.9%	82.9%	93.5%	107.7%	98.8%		103.4%		100.0%		95.4%
Contribution from catastrophe losses				1.2	3.4	8.0	17.8	11.1		14.6		12.3		10.0
Statutory combined ratio excluding catastrophe losses				87.7%	79.5%	85.5%	89.9%	87.7%		88.8%		87.7%		85.4%
Commission expense ratio				17.9%	20.4%	18.4%	18.1%	18.9%		18.5%		18.5%		18.9%
Other expense ratio				12.0	12.6	13.4	12.1	12.4		12.2		12.6		12.6
Statutory expense ratio				29.9%	33.0%	31.8%	30.2%	31.3%		30.7%		31.1%		31.5%
GAAP combined ratio
GAAP combined ratio				91.2%	81.9%	94.8%	109.5%	99.1%		104.4%		101.1%		96.1%
Contribution from catastrophe losses				1.2	3.4	8.0	17.8	11.1		14.6		12.3		10.0
GAAP combined ratio excluding catastrophe losses				90.0%	78.5%	86.8%	91.7%	88.0%		89.8%		88.8%		86.1%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

15

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums				$631	$549	$557	$552	$571		$1,123		$1,680		$2,229
Agency new business written premiums				97	96	90	91	75		166		256		352
Other written premiums				-	(57)	(28)	(17)	(20)		(37)		(65)		(122)
Reported written premiums – statutory*				$728	$588	$619	$626	$626		$1,252		$1,871		$2,459
Unearned premium change				(97)	30	(12)	(36)	(58)		(94)		(106)		(76)
Earned premiums				$631	$618	$607	$590	$568		$1,158		$1,765		$2,383
Year over year change %
Agency renewal written premiums				11%	7%	10%	10%	5%		8%		8%		8%
Agency new business written premiums				29	30	11	12	6		9		10		15
Other written premiums				100	(36)	32	61	20		46		41		20
Reported written premiums – statutory*				16	8	13	17	6		11		12		11
Paid losses and loss expenses
Losses paid				$297	$321	$331	$320	$282		$602		$937		$1,258
Loss expenses paid				68	72	67	74	74		149		216		288
Loss and loss expenses paid				$365	$393	$398	$394	$356		$751		$1,153		$1,546
Statutory combined ratio
Loss ratio				47.3%	40.5%	49.5%	59.6%	48.0%		54.0%		52.4%		49.3%
Allocated loss expense ratio				4.3	3.6	4.0	5.0	6.8		5.8		5.2		4.7
Unallocated loss expense ratio				6.2	5.6	4.5	5.5	6.3		5.9		5.4		5.5
Net underwriting expense ratio				29.0	34.4	33.1	31.7	31.3		31.5		32.0		32.6
Statutory combined ratio				86.8%	84.1%	91.1%	101.8%	92.4%		97.2%		95.0%		92.1%
Contribution from catastrophe losses				0.4	3.1	7.5	15.2	6.8		11.2		9.9		8.2
Statutory combined ratio excluding catastrophe losses				86.4%	81.0%	83.6%	86.6%	85.6%		86.0%		85.1%		83.9%
Commission expense ratio				16.5%	20.2%	18.3%	17.8%	17.9%		17.8%		18.0%		18.5%
Other expense ratio				12.5	14.2	14.8	13.9	13.4		13.7		14.0		14.1
Statutory expense ratio				29.0%	34.4%	33.1%	31.7%	31.3%		31.5%		32.0%		32.6%
GAAP combined ratio
GAAP combined ratio				90.8%	82.9%	90.2%	103.5%	94.2%		98.9%		95.9%		92.5%
Contribution from catastrophe losses				0.4	3.1	7.5	15.2	6.8		11.2		9.9		8.2
GAAP combined ratio excluding catastrophe losses				90.4%	79.8%	82.7%	88.3%	87.4%		87.7%		86.0%		84.3%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	nm - Not meaningful
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

16

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums				$195	$203	$231	$227	$175		$402		$633		$836
Agency new business written premiums				28	27	31	29	24		53		84		111
Other written premiums				(8)	(8)	(9)	(6)	(6)		(12)		(21)		(29)
Reported written premiums – statutory*				$215	$222	$253	$250	$193		$443		$696		$918
Unearned premium change				16	4	(34)	(36)	16		(20)		(54)		(50)
Earned premiums				$231	$226	$219	$214	$209		$423		$642		$868
Year over year change %
Agency renewal written premiums				11%	10%	11%	11%	12%		11%		11%		11%
Agency new business written premiums				17	23	24	12	9		10		15		17
Other written premiums				(33)	27	25	71	(20)		54		45		41
Reported written premiums – statutory*				11	13	14	19	12		16		15		15
Paid losses and loss expenses
Losses paid				$122	$133	$169	$151	$130		$280		$450		$583
Loss expenses paid				19	22	19	21	15		37		54		76
Loss and loss expenses paid				$141	$155	$188	$172	$145		$317		$504		$659
Statutory combined ratio
Loss ratio				53.6%	43.3%	60.7%	87.2%	76.2%		81.8%		74.6%		66.4%
Allocated loss expense ratio				1.4	1.7	1.9	1.9	1.8		1.8		1.8		1.8
Unallocated loss expense ratio				6.3	6.5	6.9	8.8	5.6		7.2		7.2		7.0
Net underwriting expense ratio				32.8	29.2	28.8	26.5	31.2		28.6		28.6		28.8
Statutory combined ratio				94.1	80.7	98.3	124.4	114.8%		119.4%		112.2%		104.0%
Contribution from catastrophe losses				3.5	4.4	10.2	26.6	23.5		25.0		19.9		15.9
Statutory combined ratio excluding catastrophe losses				90.6%	76.3%	88.1%	97.8%	91.3%		94.4%		92.3%		88.1%
Commission expense ratio				21.7%	20.4%	17.9%	18.2%	21.3%		19.6%		18.9%		19.3%
Other expense ratio				11.1	8.8	10.9	8.3	9.9		9.0		9.7		9.5
Statutory expense ratio				32.8%	29.2%	28.8%	26.5%	31.2%		28.6%		28.6%		28.8%
GAAP combined ratio
GAAP combined ratio				91.6%	80.0%	105.7%	126.1%	110.9%		118.6%		114.2%		105.3%
Contribution from catastrophe losses				3.5	4.4	10.2	26.6	23.5		25.0		19.9		15.9
GAAP combined ratio excluding catastrophe losses				88.1%	75.6%	95.5%	99.5%	87.4%		93.6%		94.3%		89.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

17

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12	6/30/13	6/30/12	9/30/13	9/30/12	12/31/13	12/31/12
Premiums
Agency renewal written premiums				$19	$19	$19	$19	$16		$35		$54		$73
Agency new business written premiums				10	9	9	11	9		20		29		38
Other written premiums				(2)	(1)	(1)	(3)	(1)		(4)		(5)		(6)
Reported written premiums – statutory*				$27	$27	$27	$27	$24		$51		$78		$105
Unearned premium change				-	(2)	(2)	(5)	(3)		(8)		(10)		(12)
Earned premiums				$27	$25	$25	$22	$21		$43		$68		$93
Year over year change %
Agency renewal written premiums				19%	46%	36%	58%	60%		59%		50%		49%
Agency new business written premiums				11	29	0	10	0		5		4		9
Other written premiums				(100)	50	0	(200)	0		(100)		(67)		(20)
Reported written premiums – statutory*				13	50	23	29	33		31		28		33
Paid losses and loss expenses
Losses paid				$5	$5	$5	$4	$3		$7		$12		$17
Loss expenses paid				2	2	2	2	1		3		5		7
Loss and loss expenses paid				$7	$7	$7	$6	$4		$10		$17		$24
Statutory combined ratio
Loss ratio				47.2%	19.5%	64.5%	59.8%	65.7%		62.7%		63.3%		51.5%
Allocated loss expense ratio				11.9	14.0	11.9	15.1	10.6		12.8		12.6		13.0
Unallocated loss expense ratio				6.1	4.7	5.8	3.9	5.3		4.6		5.0		4.9
Net underwriting expense ratio				33.3	32.3	30.9	30.6	31.9		31.2		31.1		31.4
Statutory combined ratio				98.5%	70.5%	113.1	109.4	113.5%		111.3%		112.0%		100.8%
Contribution from catastrophe losses				0.4	1.2	0.7	3.5	3.7		3.5		2.5		2.2
Statutory combined ratio excluding catastrophe losses				98.1%	69.3%	112.4%	105.9%	109.8%		107.8%		109.5%		98.6%
Commission expense ratio				26.9%	26.4%	25.4%	25.3%	26.5%		25.8%		25.7%		25.9%
Other expense ratio				6.4	5.9	5.5	5.3	5.4		5.4		5.4		5.5
Statutory expense ratio				33.3%	32.3%	30.9%	30.6%	31.9%		31.2%		31.1%		31.4%
GAAP combined ratio
GAAP combined ratio				98.0%	71.5%	111.5%	110.7%	113.6%		112.1%		111.9%		101.0%
Contribution from catastrophe losses				0.4	1.2	0.7	3.5	3.7		3.5		2.5		2.2
GAAP combined ratio excluding catastrophe losses				97.6%	70.3%	110.8%	107.2%	109.9%		108.6%		109.4%		98.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

18

The Cincinnati Life Insurance Company

Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2013	2012	Change	% Change

Net premiums written	$58	$64	$(6)	(9)
Net investment income	35	34	1	3
Amortization of interest maintenance reserve	-	-	-	nm
Commissions and expense allowances on reinsurance ceded	2	2	-	-
Income from fees associated with Separate Accounts	1	-	1	nm
Total revenues	$96	$100	$(4)	(4)

Death benefits and matured endowments	$19	$17	$2	12
Annuity benefits	15	13	2	15
Disability benefits and benefits under accident and health contracts	-	-	-	-
Surrender benefits and group conversions	7	6	1	17
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)
Increase in aggregate reserves for life and accident and health contracts	38	43	(5)	(12)
Payments on supplementary contracts with life contingencies	-	-	-	-
Total benefit expenses	$81	$82	$(1)	(1)

Commissions	$10	$10	$-	-
General insurance expenses and taxes	11	11	-	-
Increase in loading on deferred and uncollected premiums	(2)	-	(2)	nm
Net transfers from Separate Accounts	-	-	-	nm
Other deductions	-	-	-	nm
Total operating expenses	$19	$21	$(2)	(10)

Federal and foreign income tax provision (benefit)	-	(1)	1	nm

Net loss from operations before realized capital gains	$(4)	$(2)	$(2)	(100)

Net realized gains (losses) net of capital gains tax	-	-	-	nm

Net loss (statutory)	$(4)	$(2)	$(2)	(100)

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

19